Exhibit 21
Marsh & McLennan Companies, Inc.
List of Subsidiaries
as of 2-22-2013

	Company Name	Country
1	A. Constantinidi & CIA. S.C.	Uruguay
2	A.C.N. 000 951 146 Pty Limited	Australia
3	A.C.N. 001 572 961 Pty Limited	Australia
4	A.C.N. 076 935 683 Pty Limited	Australia
5	A.C.N. 102 322 574 Pty Limited	Australia
6	Academee Limited	United Kingdom
7	Academee Pte Limited	Singapore
8	Access Equity Enhanced Fund GP, LLC	United States
9	Admiral Holdings Limited	United Kingdom
10	Advantage Premium Finance Company	United States
11	AFCO Premium Acceptance Inc.	United States
12	AFCO Premium Credit LLC	United States
13	Affinity Financial, Incorporated	United States
14	Aldgate Investments Limited	Bermuda
15	Alexander Forbes Insurance Management Services Namibia (Pty) Limited	Namibia
16	All Asia Sedgwick Insurance Brokers Corporation	Philippines
17	Assivalo Comercial E Representacoes Ltda.	Brazil
18	Assur Conseils Marsh S.A.	Senegal
19	Assurance Capital Corporation	United States
20	Assurance Services Corporation	United States
21	Australian World Underwriters Pty Ltd.	Australia
22	BM 2011 Limited (in liquidation)	United Kingdom
23	BMAR 2011 Limited (in liquidation)	United Kingdom
24	Bostonian Solutions Property & Casualty, LLC	United States
25	Bowring (Bermuda) Investments Ltd.	Bermuda
26	Bowring Marine Limited	United Kingdom
27	Bowring Marsh (Bermuda) Ltd.	Bermuda
28	Bowring Marsh (Dublin) Limited	Ireland
29	Bowring Marsh Asia Pte. Ltd.	Singapore
30	Bowring Marsh Corretora de Resseguros Ltda.	Brazil
31	Bowring Marsh Limited	Hong Kong
32	Bowring Marsh Limited	United Kingdom
33	Buro Riethmann AG	Switzerland
34	C.T. Bowring Limited	United Kingdom
35	Chronos Insurance Brokers Pty Limited	Australia
36	Claims and Recovery Management (Australia) Pty Limited	Australia
37	Companias DeLima S.A.	Colombia
38	Confidentia Life Insurance Agency Ltd.	Israel
39	Confidentia Marine Insurance Agency (1983) Ltd.	Israel
40	Constantinidi Marsh SA	Uruguay
41	Consultores 2020 C.A.	Venezuela

42	CRG (Singapore) Pte Ltd	Singapore
43	CS STARS LLC	United States
44	Cullen Egan Dell Limited	New Zealand
45	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
46	Deutsche Post Assekuranz Vermittlungs GmbH	Germany
47	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
48	EnBW Versicherungs Vermittlung GmbH	Germany
49	Encompass Insurance Agency Pty Ltd.	Australia
50	Encon Group Inc./Groupe Encon Inc.	Canada
51	English Pension Trustees Limited	United Kingdom
52	Epsilon (US) Insurance Company	United States
53	Epsilon Insurance Company, Ltd.	Cayman Islands
54	Exmoor Management Company Limited	Bermuda
55	Faulkner & Flynn, LLC	United States
56	Gem Insurance Company Limited	Bermuda
57	Gerenciadora de Riesgos S.A.	Argentina
58	GHC Financial Institutions Insurance Services Limited (in liquidation)	United Kingdom
59	Gibbs Treaty Limited (in liquidation)	United Kingdom
60	Global Premium Finance Company	United States
61	Guian S.A.	France
62	Guy Carpenter & Cia (Mexico) S.A. de C.V.	Mexico
63	Guy Carpenter & Cia., S.A.	Spain
64	Guy Carpenter & Co. Labuan Ltd.	Malaysia
65	Guy Carpenter & Company (Pty) Limited	South Africa
66	Guy Carpenter & Company AB	Sweden
67	Guy Carpenter & Company B.V.	Netherlands
68	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
69	Guy Carpenter & Company Corretora de Resseguros Ltda.	Brazil
70	Guy Carpenter & Company GmbH	Germany
71	Guy Carpenter & Company Limited	New Zealand
72	Guy Carpenter & Company Limited	United Kingdom
73	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
74	Guy Carpenter & Company Private Limited	Singapore
75	Guy Carpenter & Company Pty. Limited	Australia
76	Guy Carpenter & Company S.A. (Uruguay)	Uruguay
77	Guy Carpenter & Company S.r.l.	Italy
78	Guy Carpenter & Company Venezuela, C.A. (in liquidation)	Venezuela
79	Guy Carpenter & Company, Limited	Hong Kong
80	Guy Carpenter & Company, LLC	United States
81	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
82	Guy Carpenter & Company, S.A.	Argentina
83	Guy Carpenter & Company, S.A.	Belgium
84	Guy Carpenter & Company, S.A.S.	France
85	Guy Carpenter (Middle East) Limited	United Arab Emirates
86	Guy Carpenter Bermuda Ltd.	Bermuda
87	Guy Carpenter Broking, Inc.	United States
88	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
89	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China
90	Guy Carpenter Japan, Inc.	Japan

91	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
92	Guy Carpenter Reinsurance Brokers Philippines, Inc.	Philippines
93	Hansen International Limited	United States
94	HAPIP GP 2009, LLC	United States
95	HAPIP GP, LLC	United States
96	HSBC Insurance Brokers International (Abu Dhabi) LLC	United Arab Emirates
97	IAS Barbados, Ltd.	Barbados
98	Industrial Risks Protection Consultants	Nigeria
99	Insbrokers Ltda.	Uruguay
100	INSIA a.s.	Czech Republic
101	INSIA Europe SE	Czech Republic
102	INSIA SK s.r.o.	Slovakia
103	InSolutions Limited	United Kingdom
104	Insurance Brokers of Nigeria Limited	Nigeria
105	Interlink Securities Corp.	United States
106	Invercol Limited	Bermuda
107	Irish Pensions Trust Limited	Ireland
108	J&H Benefits Plus, Inc.	Philippines
109	J&H Marsh & McLennan Limited	Hong Kong
110	Japan Affinity Marketing, Inc.	Japan
111	JC Re Ltd.	Bermuda
112	John B. Collins Associates (UK) Limited (in liquidation)	United Kingdom
113	Johnson & Higgins (Bermuda) Limited	Bermuda
114	Johnson & Higgins Holdings Limited (in liquidation)	United Kingdom
115	Johnson & Higgins Limited	United Kingdom
116	Kessler & Co Inc.	Liechtenstein
117	Kessler & Co Inc.	Switzerland
118	Kessler Consulting Inc.	Switzerland
119	Kessler Prevoyance Inc.	Switzerland
120	Law and Business Economics Limited	United Kingdom
121	Lynch Insurance Brokers Limited	Barbados
122	M&M Vehicle, L.P.	United States
123	Macquarie J.V.	Australia
124	Mangrove Insurance Solutions PCC Limited	Isle of Man
125	Mangrove Insurance Solutions, PCC	United States
126	Marsh - Insurance Brokers ZAO	Russian Federation
127	Marsh & McLennan (PNG) Limited	Papua New Guinea
128	Marsh & McLennan Agencies AS	Norway
129	Marsh & McLennan Agencies Ltd.	Hong Kong
130	Marsh & McLennan Agency A/S	Denmark
131	Marsh & McLennan Agency AB	Sweden
132	Marsh & McLennan Agency Limited	New Zealand
133	Marsh & McLennan Agency LLC	United States
134	Marsh & McLennan Agency Pty Ltd.	Australia
135	Marsh & McLennan Argentina SA Corredores de Reaseguros	Argentina
136	Marsh & McLennan C&I GP, Inc.	United States
137	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l.	Luxembourg
138	Marsh & McLennan Companies France S.A.S.	France
139	Marsh & McLennan Companies Holdings (Luxembourg) S.a.r.l.	Luxembourg

140	Marsh & McLennan Companies UK Limited	United Kingdom
141	Marsh & McLennan Companies, Inc.	United States
142	Marsh & McLennan Deutschland GmbH	Germany
143	Marsh & McLennan Global Broking (Bermuda) Limited	Bermuda
144	Marsh & McLennan GP I, Inc.	United States
145	Marsh & McLennan GP II, Inc.	United States
146	Marsh & McLennan Holdings, Inc.	United States
147	Marsh & McLennan Insurance Services Limited	Hong Kong
148	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
149	Marsh & McLennan Risk Capital Holdings, Ltd.	United States
150	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
151	Marsh & McLennan Shared Services Canada Limited/Services partags Marsh & McLennan Canada limitee	Canada
152	Marsh & McLennan Shared Services Corporation	United States
153	Marsh & McLennan Tech GP II, Inc.	United States
154	Marsh & McLennan, Incorporated (for dissolution)	United States
155	Marsh (Bahrain) Company SPC	Bahrain
156	Marsh (Beijing) Insurance Brokers Co. Ltd.	China
157	Marsh (Hong Kong) Limited	Hong Kong
158	Marsh (Insurance Brokers) LLP	Kazakhstan
159	Marsh (Insurance Services) Limited	United Kingdom
160	Marsh (Isle of Man) Limited	Isle of Man
161	Marsh (Middle East) Limited	United Kingdom
162	Marsh (Namibia) (Pty) Limited	Namibia
163	Marsh (Proprietary) Limited	Botswana
164	Marsh (Pty) Limited	South Africa
165	Marsh (QLD) Pty Ltd.	Australia
166	Marsh (Risk Consulting) LLP	Kazakhstan
167	Marsh (Singapore) Pte. Ltd.	Singapore
168	Marsh (Uganda) Limited	Uganda
169	Marsh [Belgium]	Belgium
170	Marsh A/S	Denmark
171	Marsh AB	Sweden
172	Marsh Africa (Pty) Limited	South Africa
173	Marsh AG	Switzerland
174	Marsh and McLennan Risk Services Botswana (Proprietary) Limited	Botswana
175	Marsh Argentina S.R.L.	Argentina
176	Marsh AS	Norway
177	Marsh Associates (Pty) Ltd	South Africa
178	Marsh Austria G.m.b.H.	Austria
179	Marsh Aviation Insurance Broking Pty Ltd (In Liquidation)	Australia
180	Marsh B.V.	Netherlands
181	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
182	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
183	Marsh Broker Japan, Inc.	Japan
184	Marsh Brokers (Hong Kong) Limited	Hong Kong
185	Marsh Brokers Limited	United Kingdom
186	Marsh Canada Limited/Marsh Canada Limitee	Canada
187	Marsh Compensation Technologies Administration (Pty) Limited	South Africa

188	Marsh Corporate Services (Barbados) Limited	Barbados
189	Marsh Corporate Services Isle of Man Ltd	Isle of Man
190	Marsh Corporate Services Limited	United Kingdom
191	Marsh Corporate Services Malta Limited	Malta
192	Marsh Corretora de Seguros Ltda.	Brazil
193	Marsh d.o.o. Beograd	Serbia, Republic of
194	Marsh d.o.o. za posredovanje u osiguranju	Croatia
195	Marsh Egypt LLC	Egypt
196	Marsh Employee Benefits Limited	Ireland
197	Marsh Employee Benefits Zimbabwe (Private) Ltd	Zimbabwe
198	Marsh EOOD	Bulgaria
199	Marsh Eurofinance B.V.	Netherlands
200	Marsh Europe S.A.	Belgium
201	Marsh Executive Benefits International Ltd.	Bermuda
202	Marsh Executive Benefits, Inc.	United States
203	Marsh Financial Advisory Services Limited	China
204	Marsh For Insurance Services	Egypt
205	Marsh Global Markets Colombia Ltda Corredor de Reaseguro	Colombia
206	Marsh Global Placement S.A.C. Corredores de Reaseguros	Peru
207	Marsh GmbH	Germany
208	Marsh GSC Administracao e Corretagem de Seguros Ltda.	Brazil
209	Marsh Holding AB	Sweden
210	Marsh Holdings (Pty) Limited	South Africa
211	Marsh Holdings B.V.	Netherlands
212	Marsh IAS Management Services (Bermuda) Ltd.	Bermuda
213	Marsh i-Connect (Pty) Limited	South Africa
214	Marsh Inc.	United States
215	Marsh India Insurance Brokers Private Limited	India
216	Marsh INSCO LLC	United Arab Emirates
217	Marsh Insurance & Investments Corp.	United States
218	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
219	Marsh Insurance Brokers	United Kingdom
220	Marsh Insurance Brokers (Macau) Limited	Macao
221	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
222	Marsh Insurance Brokers (Private) Limited	Zimbabwe
223	Marsh Insurance Brokers Limited	Cyprus
224	Marsh Insurance Consulting Saudi Arabia	Saudi Arabia
225	Marsh Intermediaries, Inc. (for dissolution)	United States
226	Marsh International Broking Holdings Limited	United Kingdom
227	Marsh International Holdings II, Inc.	United States
228	Marsh International Holdings, Inc.	United States
229	Marsh Investment B.V.	Netherlands
230	Marsh Investment Services Limited	United Kingdom
231	Marsh Ireland Holdings Limited	Ireland
232	Marsh Israel (1999) Ltd.	Israel
233	Marsh Israel (Holdings) Ltd.	Israel
234	Marsh Israel Consultants Ltd.	Israel
235	Marsh Israel Insurance Agency Ltd.	Israel
236	Marsh Israel International Brokers Ltd.	Israel

237	Marsh Japan, Inc.	Japan
238	Marsh JCS Inc.	United States
239	Marsh Kft.	Hungary
240	Marsh Kindlustusmaakler AS	Estonia
241	Marsh Korea, Inc.	Korea, Republic of
242	Marsh Life & Pension Oy	Finland
243	Marsh Limited	United Kingdom
244	Marsh Limited [Fiji]	Fiji
245	Marsh Limited [Malawi]	Malawi
246	Marsh Limited [New Zealand]	New Zealand
247	Marsh LLC	Ukraine
248	Marsh LLC Insurance Brokers	Greece
249	Marsh Ltd. [Wisconsin]	United States
250	Marsh Management Services (Aruba) N.V.	Aruba
251	Marsh Management Services (Barbados) Limited	Barbados
252	Marsh Management Services (British Virgin Islands) Ltd	Virgin Islands, British
253	Marsh Management Services (Cayman) Ltd.	Cayman Islands
254	Marsh Management Services (Dubai) Limited	United Arab Emirates
255	Marsh Management Services (Dublin) Limited	Ireland
256	Marsh Management Services (Labuan) Limited	Malaysia
257	Marsh Management Services (USVI) Ltd.	United States
258	Marsh Management Services Guernsey Limited	Guernsey
259	Marsh Management Services Inc.	United States
260	Marsh Management Services Isle of Man Limited	Isle of Man
261	Marsh Management Services Jersey Limited	Jersey
262	Marsh Management Services Luxembourg SA	Luxembourg
263	Marsh Management Services Malta Limited	Malta
264	Marsh Management Services Singapore Pte. Ltd.	Singapore
265	Marsh Management Services Sweden AB	Sweden
266	Marsh Marine & Energy AB	Sweden
267	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
268	Marsh Micronesia, Inc.	Guam
269	Marsh Oman LLC	Oman
270	Marsh Oy	Finland
271	Marsh PB Co., Ltd.	Thailand
272	Marsh Peru S.A. Corredores de Seguros	Peru
273	Marsh Philippines, Inc.	Philippines
274	Marsh Privat, A.I.E.	Spain
275	Marsh Private Client Life Insurance Services	United States
276	Marsh Pty. Ltd.	Australia
277	Marsh Qatar LLC	Qatar
278	Marsh Resolutions Pty Limited	Australia
279	Marsh Risk Consulting B.V.	Netherlands
280	Marsh Risk Consulting Limitada	Chile
281	Marsh Risk Consulting Ltda.	Colombia
282	Marsh Risk Consulting Services S.r.L.	Italy
283	Marsh Risk Consulting, S.L.	Spain
284	Marsh Risk Management Private Ltd.	India
285	Marsh S.A. Corredores De Seguros	Chile

286	Marsh S.A.S.	France
287	Marsh S.p.A.	Italy
288	Marsh s.r.o.	Czech Republic
289	Marsh s.r.o.	Slovakia
290	Marsh SA	Luxembourg
291	Marsh SA (Argentina)	Argentina
292	Marsh Saldana Inc.	Puerto Rico
293	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
294	Marsh Secretarial Services Limited	United Kingdom
295	Marsh Services Limited	United Kingdom
296	Marsh Services Spolka z.o.o.	Poland
297	Marsh SIA	Latvia
298	Marsh Sigorta ve Reasurans Brokerligi A.S.	Turkey
299	Marsh Spolka z.o.o.	Poland
300	Marsh Szolgaltato Kft.	Hungary
301	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
302	Marsh Treasury Services (Dublin) Limited	Ireland
303	Marsh Treasury Services Limited	United Kingdom
304	Marsh Tunisia S.a.r.l.	Tunisia
305	Marsh UK Limited	United Kingdom
306	Marsh USA (India) Inc.	United States
307	Marsh USA Borrower LLC	United States
308	Marsh USA Inc.	United States
309	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela
310	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
311	Marsh Zambia Limited	Zambia
312	Marsh, Lda.	Portugal
313	Marsh, S.A. Mediadores de Seguros	Spain
314	Matthiessen Assurans AB	Sweden
315	Mearbridge LLC	United States
316	Mercer (Argentina) S.A.	Argentina
317	Mercer (Australia) Pty Ltd	Australia
318	Mercer (Austria) GmbH	Austria
319	Mercer (Belgium) SA-NV	Belgium
320	Mercer (Canada) Limited/Mercer (Canada) Limitee	Canada
321	Mercer (Colombia) Ltda.	Colombia
322	Mercer (Czech) a.s.	Czech Republic
323	Mercer (Danmark) A/S	Denmark
324	Mercer (Finland) OY	Finland
325	Mercer (France) SAS	France
326	Mercer (Hong Kong) Limited	Hong Kong
327	Mercer (Hungary) Kft.	Hungary
328	Mercer (Ireland) Limited	Ireland
329	Mercer (Malaysia) Sdn. Bhd.	Malaysia
330	Mercer (N.Z.) Limited	New Zealand
331	Mercer (Nederland) B.V.	Netherlands
332	Mercer (Norge) AS	Norway
333	Mercer (Polska) Sp.z o.o.	Poland
334	Mercer (Portugal) Lda	Portugal

335	Mercer (Puerto Rico), Inc.	Puerto Rico
336	Mercer (Singapore) Pte. Ltd.	Singapore
337	Mercer (Sweden) AB	Sweden
338	Mercer (Switzerland) SA	Switzerland
339	Mercer (Taiwan) Ltd.	Taiwan
340	Mercer (Thailand) Ltd.	Thailand
341	Mercer (US) Inc.	United States
342	Mercer Agencia de Seguros Ltda.	Colombia
343	Mercer Asesores de Seguros S.A.	Argentina
344	Mercer Broking Ltd.	Taiwan
345	Mercer Consultation (Quebec) Ltee.	Canada
346	Mercer Consulting (Australia) Pty Ltd	Australia
347	Mercer Consulting (Chile) Ltda.	Chile
348	Mercer Consulting (China) Limited	China
349	Mercer Consulting (France) SAS	France
350	Mercer Consulting (India) Private Limited	India
351	Mercer Consulting B.V.	Netherlands
352	Mercer Consulting Holdings Sdn. Bhd.	Malaysia
353	Mercer Consulting Limited	United Kingdom
354	Mercer Consulting Middle East Limited	United Arab Emirates
355	Mercer Consulting S.L.	Spain
356	Mercer Consulting Venezuela, C.A.	Venezuela
357	Mercer Corredores de Seguros Ltda.	Chile
358	Mercer Corretora de Seguros Ltda	Brazil
359	Mercer Danismanlik Anonim Sirketi	Turkey
360	Mercer Deutschland GmbH	Germany
361	Mercer Employee Benefits - Mediacao de Seguros, Lda.	Portugal
362	Mercer Employee Benefits Limited	United Kingdom
363	Mercer Employee Benefits OY	Finland
364	Mercer Financial Advice (Australia) Pty Ltd	Australia
365	Mercer Financial Services Limited	Ireland
366	Mercer Financial Services Middle East Limited	United Arab Emirates
367	Mercer Global Investments Canada Limited	Canada
368	Mercer Global Investments Europe Limited	Ireland
369	Mercer Global Investments Management Limited	Ireland
370	Mercer Health & Benefits Administration LLC	United States
371	Mercer Health & Benefits LLC	United States
372	Mercer Holdings, Inc.	Philippines
373	Mercer Holdings, Inc.	United States
374	Mercer HR Consulting Borrower LLC	United States
375	Mercer HR Services, LLC	United States
376	Mercer Human Resource Consulting (NZ) Limited	New Zealand
377	Mercer Human Resource Consulting Ltda	Brazil
378	Mercer Human Resource Consulting S.A. de C.V.	Mexico
379	Mercer Inc.	United States
380	Mercer India Private Limited	India
381	Mercer Investment Consulting Limited	Ireland
382	Mercer Investment Consulting, Inc.	United States
383	Mercer Investment Management, Inc.	United States

384	Mercer Investment Nominees (NZ) Limited	New Zealand
385	Mercer Investments (Australia) Limited	Australia
386	Mercer Investments (Hong Kong) Limited	Hong Kong
387	Mercer Investments (Korea) Co., Ltd.	Korea, Republic of
388	Mercer Ireland Holdings Limited	Ireland
389	Mercer Italia Srl	Italy
390	Mercer Japan Ltd	Japan
391	Mercer Korea Co. Ltd.	Korea, Republic of
392	Mercer Limited	United Kingdom
393	Mercer LLC	United States
394	Mercer Management Consulting Holding GmbH	Germany
395	Mercer Master Trustees Limited	Ireland
396	Mercer Mauritius Ltd.	Mauritius
397	Mercer MC Consulting Borrower LLC	United States
398	Mercer ME Benefits Valuation Services LLC	United States
399	Mercer Outsourcing (Australia) Pty Ltd	Australia
400	Mercer Outsourcing, S.L.	Spain
401	Mercer Pensionsraadgivning A/S	Denmark
402	Mercer Philippines, Inc.	Philippines
403	Mercer PS Benefits Valuation Services LLC	United States
404	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
405	Mercer Superannuation (Australia) Limited	Australia
406	Mercer Treuhand GmbH	Germany
407	Mercer Trust Company	United States
408	Mercer Trustees Limited	Ireland
409	Mercer Trustees Limited	United Kingdom
410	Mercer Wealth Solutions Limited	New Zealand
411	Mercer, Agente de Seguros, S.A. de C.V.	Mexico
412	Mercury Insurance Services Pty Ltd	Australia
413	MM Risk Services Pty Ltd (In Liquidation)	Australia
414	MMA Mid-Atlantic Employee LLC	United States
415	MMC 28 State Street Holdings Inc.	United States
416	MMC Borrower LLC	United States
417	MMC Capital, Inc.	United States
418	MMC GP III, Inc.	United States
419	MMC International Limited	United Kingdom
420	MMC International Treasury Centre Limited	United Kingdom
421	MMC Realty, Inc.	United States
422	MMC Securities (Europe) Limited	United Kingdom
423	MMC Securities Corp.	United States
424	MMC UK Group Limited	United Kingdom
425	MMC UK Pension Fund Trustee Limited	United Kingdom
426	MMOW Limited	United Kingdom
427	MMRC LLC	United States
428	MMSC Holdings, Inc.	United States
429	MOW Holding LLC	United States
430	MRC Marsh Risk Consulting GmbH	Germany
431	Muir Beddal (Zimbabwe) Limited	Zimbabwe
432	National Economic Research Associates, Inc.	United States

433	National Economic Research Associates, Inc.	United States
434	NERA Australia Pty. Ltd.	Australia
435	NERA do Brasil Ltda.	Brazil
436	NERA Economic Consulting GmbH	Germany
437	NERA Economic Consulting Limited	New Zealand
438	NERA S.R.L.	Italy
439	NERA SAS	France
440	NERA UK Limited	United Kingdom
441	Neuburger Noble Lowndes GmbH	Germany
442	NIA Securities, LLC	United States
443	Normandy Reinsurance Company Limited	Bermuda
444	Nui Marsh (PNG) Limited	Papua New Guinea
445	O.R.C. Canada Inc.	Canada
446	Oliver Wyman (Bermuda) Limited	Bermuda
447	Oliver Wyman AB	Sweden
448	Oliver Wyman Actuarial Consulting, Inc.	United States
449	Oliver Wyman AG	Switzerland
450	Oliver Wyman B.V.	Netherlands
451	Oliver Wyman Consulting GmbH	Germany
452	Oliver Wyman Consulting Limited (in liquidation)	United Kingdom
453	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
454	Oliver Wyman Corporate Risk Consulting, Inc.	United States
455	Oliver Wyman Delta Limited (in liquidation)	United Kingdom
456	Oliver Wyman Delta SAS	France
457	Oliver Wyman FZ-LLC	United Arab Emirates
458	Oliver Wyman Germany GmbH	Germany
459	Oliver Wyman GmbH	Germany
460	Oliver Wyman Group KK	Japan
461	Oliver Wyman Leadership Development Limited (in liquidation)	United Kingdom
462	Oliver Wyman Limited	United Kingdom
463	Oliver Wyman LLC	Russian Federation
464	Oliver Wyman Ltd.	Korea, Republic of
465	Oliver Wyman Pte. Ltd.	Singapore
466	Oliver Wyman Pty. Ltd.	Australia
467	Oliver Wyman S.L.	Spain
468	Oliver Wyman S.r.l.	Italy
469	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
470	Oliver Wyman SNC	France
471	Oliver Wyman, Inc.	United States
472	Oliver Wyman, S. de R.L. de C.V.	Mexico
473	Oliver, Wyman Corporate Risk Consulting Limited/Oliver, Wyman Consultation en risques des entreprises limitee	Canada
474	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
475	Omega Indemnity (Bermuda) Limited	Bermuda
476	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
477	Organization Resources Counselors Limited	United Kingdom
478	Pallas Marsh Corretagem de Seguros Ltda.	Brazil
479	Pension Trustees Limited	United Kingdom
480	Pensionsservice Benefit Network Sverige AB	Sweden

481	Pensjon & Finans AS	Norway
482	Perils AG	Switzerland
483	PFT Limited	United Kingdom
484	PI Indemnity Company, Limited	Ireland
485	Pillar Capital Holdings Limited	Bermuda
486	Pillar Capital Management Limited	Bermuda
487	Potomac Insurance Managers, Inc.	United States
488	PT Marsh Indonesia	Indonesia
489	PT Mercer Indonesia	Indonesia
490	PT Peranas Agung	Indonesia
491	PT Quantum Computing Services	Indonesia
492	PT Quantum Investments	Indonesia
493	PT Quantum Support Services	Indonesia
494	R R B Beratungsgesellschaft fuer Altersversorgung mbh	Germany
495	R. Mees & Zoonen Assuradeuren B.V.	Netherlands
496	R. Mees & Zoonen Holdings B.V.	Netherlands
497	Rattner Mackenzie Limited (in liquidation)	United Kingdom
498	Resource Benefit Associates	Nigeria
499	Retraite Prevoyance Courtage Assurances SAS	France
500	Rivers Group Limited	United Kingdom
501	Rockefeller Risk Advisors, Inc. (for dissolution)	United States
502	Rutherfoord Financial Services, Inc.	United States
503	Rutherfoord International, Inc.	United States
504	SABB Insurance Services Limited	Saudi Arabia
505	SAFCAR-Marsh	Mali
506	SCIB (Bermuda) Limited	Bermuda
507	Seabury & Smith Borrower LLC	United States
508	Seabury & Smith, Inc.	United States
509	Second Opinion Insurance Services	United States
510	SEDFEMA Insurance Brokers, Inc.	Philippines
511	Sedgwick (Bermuda) Limited	Bermuda
512	Sedgwick (Holdings) Pty. Limited	Australia
513	Sedgwick Consulting Group Limited	United Kingdom
514	Sedgwick Dineen Group Limited	Ireland
515	Sedgwick Financial Services Limited	United Kingdom
516	Sedgwick Forbes Middle East Limited	Jersey
517	Sedgwick Group (Australia) Pty. Limited	Australia
518	Sedgwick Group (Bermuda) Limited	Bermuda
519	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
520	Sedgwick Group Limited	United Kingdom
521	Sedgwick Holdings (Private) Limited	Zimbabwe
522	Sedgwick Hung Kai Insurance & Risk Management Consultants Limited	Hong Kong
523	Sedgwick Internationaal B.V.	Netherlands
524	Sedgwick Limited	United Kingdom
525	Sedgwick Management Services (Barbados) Limited	Barbados
526	Sedgwick Management Services (Bermuda) Limited	Bermuda
527	Sedgwick Management Services (Singapore) Pte Limited	Singapore
528	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
529	Sedgwick Noble Lowndes Group Limited	United Kingdom

530	Sedgwick Noble Lowndes Limited	Hong Kong
531	Sedgwick Noble Lowndes Limited	United Kingdom
532	Sedgwick OS Limited (in liquidation)	United Kingdom
533	Sedgwick Overseas Investments Limited	United Kingdom
534	Sedgwick Pte Ltd	Singapore
535	Sedgwick Re Asia Pacific (Consultants) Private Limited	Singapore
536	Sedgwick Re Asia Pacific Pty Limited	Australia
537	Sedgwick Trustees Limited	United Kingdom
538	Sedgwick UK Risk Services Limited	United Kingdom
539	Sedgwick Ulster Pension Trustees Limited	United Kingdom
540	Sedgwick, Inc. (for dissolution)	United States
541	Settlement Trustees Limited	United Kingdom
542	Shanghai Mercer Insurance Brokers Company Ltd.	China
543	Shorewest Insurance Associates, LLC	United States
544	SICAR Marsh S.a.r.l.	Burkina Faso
545	Societe d'Assurances et de Participation Guian SA	France
546	Societe Normandie Conseil Assurances NCA, S.a.r.l	France
547	Southern Marine & Aviation Underwriters, Inc.	United States
548	Southern Marine & Aviation, Inc.	United States
549	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
550	The Bostonian Group Insurance Agency, Inc.	United States
551	The Carpenter Management Corporation	United States
552	The Schinnerer Group, Inc.	United States
553	Tobelan S.A.	Uruguay
554	Tower Hill Limited	United Kingdom
555	Tower Place Developments (West) Limited	United Kingdom
556	Tower Place Developments Limited	United Kingdom
557	U.T.E. AMG	Spain
558	U.T.E. Marsh - Aon Gil y Carvajal (in liquidation)	Spain
559	U.T.E. Marsh - Caja Castilla La Mancha Junta de Comunidades	Spain
560	U.T.E. Marsh - CCM SESCAM	Spain
561	U.T.E. Marsh - Disbrok Diputacion de Badajoz	Spain
562	U.T.E. Marsh - Disbrok Junta 2006	Spain
563	U.T.E. Marsh - Efir Gestion	Spain
564	U.T.E. Marsh - Salvado Reus	Spain
565	U.T.E. Marsh - Salvado Reus 2012	Spain
566	U.T.E. Marsh - Salvado Vila-Seca 2010	Spain
567	U.T.E. Marsh - Verssa	Spain
568	U.T.E. Marsh - Zihurko (in liquidation)	Spain
569	UABDB Marsh Lietuva	Lithuania
570	Uniservice Insurance Company Limited	Bermuda
571	Unison Management (Bermuda) Ltd. (for dissolution)	Bermuda
572	Victor O. Schinnerer & Co. (Bermuda), Ltd.	Bermuda
573	Victor O. Schinnerer & Company Limited	United Kingdom
574	Victor O. Schinnerer & Company, Inc.	United States
575	Victoria Hall Company Limited	Bermuda
576	William M. Mercer (Canada) Limited/William M. Mercer (Canada) Limitee	Canada
577	William M. Mercer AB	Sweden
578	William M. Mercer Comercio, Consultoria e Servicos Ltda.	Brazil